UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2008

PRIME GROUP REALTY TRUST
 (Exact name of registrant as specified in its charter)

MARYLAND	1-13589	36-4173047
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 West Wacker Drive, Suite 3900, Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 917-1300

NOT APPLICABLE
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 15, 2008, Prime Group Realty Trust (the “Company”), filed a Form 12b-25 with the Securities and Exchange Commission stating that it is not able to timely file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2008, as more fully described in “Item 8.01 Other Events” described below and the Company’s press release dated May 15, 2008 attached to this Form 8-K as Exhibit 99.1.

Results of operations for the Company for the first quarter 2008 are expected to be materially different from the results of operations for the first quarter 2007 because of the inclusion of the results of the Venture (as defined in “Item 8.01 Other Events” below) in the Company’s financial statements. The Company’s loss from investments in unconsolidated joint ventures is expected to significantly change due to the allocation of GAAP losses from the Company’s investment in the Venture during the first quarter 2008. Because the Venture has not yet provided the Company with financial statements for the fiscal quarter ended March 31, 2008, the Company cannot reasonably estimate the impact of the GAAP loss on its results of operations. The Company’s share of the anticipated loss from the Venture which will be incorporated into the Company’s financial statements for first quarter 2008 is a non-cash GAAP loss allocation, which does not affect the Company’s net cash flow for first quarter 2008 or cash assets at March 31, 2008.

Item 8.01 Other Events.

On May 15, 2008, the Company filed a Form 12b-25 with the Securities and Exchange Commission to report that it has not received financial statements from an entity in which a subsidiary of the Company holds an interest but that the Company does not control (the “Venture”), and thus it is not able to timely file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2008. On April 1, 2008, the Company filed a Form 12b-25 disclosing that it was not able to timely file its Annual Report on Form 10-K for the year ended December 31, 2007 because it has not received audited financial statements from the Venture for that period.

The Company has recently been informed by the Venture that the circumstances which resulted in the Venture being unable to finalize its financial statements have been corrected, and that the Venture currently estimates that it will be able to provide the Company with the Venture’s audited financial statements for calendar year 2007 and unaudited financial statements for the first quarter of 2008 within the next several weeks. The Company anticipates that it will be able to file its Form 10-K for the year ended December 31, 2007 and Form 10-Q for the three months ended March 31, 2008 within several weeks after it receives the foregoing respective financial statements from the Venture, although there can be no assurances that the foregoing time frames will be met.

The Company’s press release dated May 15, 2008, a copy of which is filed as Exhibit 99.1 to this report, is incorporated herein by reference.

This Form 8-K filing contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect management’s current views with respect to future events and financial performance. The words “believes”, “expects”, “anticipates”, “estimates”, and similar words or expressions are generally intended to identify forward-looking statements. Actual results may differ materially from those expected because of various risks and uncertainties, including, but not limited to, changes in general economic conditions, adverse changes in real estate markets as well as other risks and uncertainties included from time to time in the Company’s filings with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Prime Group Realty Trust dated May 15, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME GROUP REALTY TRUST

By: /s/ Jeffrey A. Patterson
Jeffrey A. Patterson
President and Chief Executive Officer

Dated: May 15, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Prime Group Realty Trust dated May 15, 2008.